ANNUAL REPORT

[Graphic]

RICHARD B. FISHER

President

Federated Equity Income Fund, Inc.

[Graphic]
Federated

World-Class Investment Manager

President's Message

Dear Fellow Shareholder:

Federated Equity Income Fund, Inc. was created in 1986, and I am pleased to present its 13th Annual Report. The fund invests in large, well-known corporations with histories of steadily rising dividends and steadily rising values. Over the 12-month reporting period, fund assets continued to grow and reached over $2.5 billion by March 31, 1999. This extraordinary asset growth reflected an increase in the value of fund shares, as well as the confidence expressed by our long-time and new shareholders as they purchased shares for their investment accounts.

This report covers the 12-month reporting period from April 1, 1998 through March 31, 1999. It begins with an interview with the fund's portfolio manager, Linda A. Duessel, Vice President of Federated Investment Management Company. Following her discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's common and preferred stocks and convertible securities, and third is the publication of the fund's financial statements.

The fund's fiscal year saw an extremely volatile stock market in which the Dow Jones Industrial Average ("DJIA") 1 surpassed 10,000 and the Standard & Poor's ("S&P") 500 Index2 continued to produce highly positive gains. The fund did not match the S&P 500 Index's 18.48% total return-which was driven by a narrow band of large-cap growth stocks. This equity income fund portfolio focuses on a defensive, "sector-neutral" portfolio with ownership of good, dividend-paying securities. The fund's holdings included such well-known names as America Online, BankAmerica, Bristol-Myers Squibb, Disney, Ford, General Electric, H. J. Heinz, and IBM.

1 The DJIA represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments may not be made in an index.

In this highly valued and volatile stock market, the fund's defensive management approach was crucial to shareholders. As Linda discusses, it is expected that the market should reward stocks that exhibit consistent earnings and revenue growth. This is exactly the type of stock that Federated Equity Income Fund, Inc. holds. In fact, 30% of the fund's holdings are in common stocks that have raised their dividends in each of the last 10 years. The fund's portfolio of quality, dividend-paying stocks and higher yielding convertible securities should leave shareholders well-positioned for the environment ahead.

Individual share class total performance for the 12-month reporting period, including income distributions and realized gains, follows. 3


                                INCOME

                 TOTAL RETURN   DISTRIBUTIONS   CAPITAL GAINS   NET ASSET VALUE INCREASE
Class A Shares   10.18%         $0.30           $1.20           $19.14 to $19.49 = 1.83%
Class B Shares    9.32%         $0.17           $1.20           $19.15 to $19.49 = 1.78%
Class C Shares    9.37%         $0.16           $1.20           $19.15 to $19.50 = 1.83%
Class F Shares    9.90%         $0.26           $1.20           $19.15 to $19.50 = 1.83%


We trust you were pleased with the continued positive performance of your equity income investment. Remember, reinvesting your Federated Equity Income Fund, Inc. earnings is a convenient way to build the value of your account- and help the number of shares increase each month. Reinvesting brings into play the benefit of monthly compounding of shares.

Sincerely,

[Graphic]

Richard B. Fisher
President
May 15, 1999

3 Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C and F Shares were 4.14%, 3.82%, 8.37% and 7.83%, respectively.

[Graphic]

LINDA A. DUESSEL

Vice President

Federated Investment Management Company

Investment Review

THE PERIOD OF APRIL 1, 1998 THROUGH MARCH 31, 1999 WAS AN EXTRAORDINARY AND VOLATILE PERIOD FOR COMMON STOCKS. A VERY DIFFICULT FIRST HALF OF THE YEAR WAS FOLLOWED BY A STRONG RECOVERY IN THE SECOND HALF THAT SAW THE DJIA SURPASS 10,000 WITH UNPRECEDENTED DAY-TO-DAY VOLATILITY. WHAT ARE YOUR COMMENTS?

After completing one of the strongest first quarters in 50 years, the market traded down in a choppy pattern for much of the second quarter of 1998. The third quarter of 1998 was among the most unsettling in recent times, as the market peaked in mid-July. In the period between April 1, 1998 and September 30, 1998, New York Stock Exchange issues declined in value on average 30%-40%. That was a market correction, and that was bad news.

The good news was that the stock market is made up of individual stocks with good and bad earnings outlooks, and prices really just reflect investors' views of future corporate earnings. Our domestic market, indeed, showed the extent to which the financial crises around the world affected U.S. companies.

In the fourth quarter of 1998, the S&P 500 Index rallied to end the year with its fourth consecutive year of 20% gains. After falling nearly 20% from its July 17, 1998 market peak, the S&P 500 Index began a dramatic recovery in early October, to finish the year with a total return of 28.58%. While this is an extremely impressive showing, it was accompanied by a high level of volatility, and of course, concentration of investors' interest in large-cap stocks. In fact, the market's advance was heavily concentrated in a handful of companies - specifically, 20 large-cap growth stocks accounted for 59% of the market's rise, while 100 stocks accounted for 85% of its gain. It is interesting to note the median gain for a stock in the S&P 500 Index was only 2%, with over 70% of the stocks lagging the Index's return.

During the first quarter of 1999, the U.S. stock market continued its impressive recovery. The DJIA surpassed the 10,000 mark, while the S&P 500 Index returned an impressive 4.98%. This advance was again concentrated in a small number of large-cap growth companies, while the average stock, as measured by the equal-weighted S&P 500 Index, returned only 1.19% during the period. Ned Davis Research reports that large-cap stocks outperformed small- cap stocks by 9.50% in the first quarter of 1999, while large-cap growth stocks outperformed large-cap value stocks by 5.00%.

HOW DID FEDERATED EQUITY INCOME FUND, INC. PERFORM FOR ITS SHAREHOLDERS FOR THE 12-MONTH REPORTING PERIOD?

For the 12-month period ended March 31, 1999, the fund's Class A, B, C and F Shares produced competitive total returns of 10.18%, 9.32%, 9.37% and 9.90%, respectively, based on net asset value. 1 These returns were significantly greater than the 0.65% average return of 232 equity income funds tracked by Lipper Analytical Services, Inc.2 By comparison, the total return of the S&P 500 Index was 18.48%. Again, the average equity income fund was unable to match the return of the S&P 500 Index because the Index's performance was heavily influenced by the performance of its largest stocks.

1 Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C and F Shares were 4.14%, 3.82%, 8.37% and 7.83%, respectively.

2 This figure represents the average of the total returns reported by all mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper figures do not take sales charges into account.

COULD YOU CITE A FEW EXAMPLES OF WHAT YOU HAVE BEEN BUYING AND SELLING RECENTLY IN THE FUND?

In the Consumer Staples sector, we bought PEPSICO based on our expectation of double-digit earnings growth and the spin-off of its bottling division. We bought WALT DISNEY, arguably the leading worldwide entertainment company, whose stock recently has underperformed. We sold Diageo PLC American Depositary Receipts after the stock reached our price target and with concerns relating to its Asian and Latin American exposure. We sold UST, having profited from a timely purchase of the stock but wishing to reduce the portfolio's tobacco exposure. We bought ALBERTSONS, a major supermarket concern. Albertsons appeared inexpensive after a recent acquisition; additionally, the company raised its dividend at a compounded annual growth rate of 17% for the last 20 years.

In the Consumer Cyclicals sector, we purchased WHIRLPOOL, a leading appliance manufacturer, which appeared inexpensive, as we are expecting positive restructuring results and new product introductions. We sold Wendy's International common stock and convertible preferred stock after strong performance. We also sold Hollinger International Publishing to purchase the stronger, though still quite inexpensive, stock of THE NEW YORK TIMES.

In the Finance sector, we purchased CITIGROUP, a dominant global financial services company, at a depressed price. We also purchased CHUBB CORP., a high-quality personal property and casualty insurance company. We also sold a number of small positions in Real Estate Investment Trusts whose market capitalizations had become too small for the size of the fund, and purchased ALLSTATE, a leader in the property and casualty insurance industry that we consider very undervalued. We eliminated our position in SunAmerica, Inc. PERCS, 3 which had appreciated dramatically upon a takeout offer by American International Group, Inc.

In the Health Care sector, we eliminated Bergen Brunswig Corp., a drug distributor, and replaced it with JOHNSON & JOHNSON, a leading pharmaceutical and health care products manufacturer.

In the Technology sector, we purchased the convertible bonds of APPLE COMPUTER, INC. and AMERICA ONLINE, INC. as yield-oriented and somewhat defensive securities of these leading computer/online services companies. We also purchased STORAGE TECHNOLOGY CORP., a designer and manufacturer of mainframe information storage systems and network products, at a very attractive price. We purchased convertible bonds of LSI LOGIC, a leading semiconductor manufacturer enjoying accelerating growth in the robust communications and consumer electronics markets. We purchased the convertible bonds of CITRIX SYSTEMS, a software company that has developed a unique, low-cost solution to expensive computer systems, counting among its customers Microsoft and numerous large financial institutions. (These convertible bonds provide good participation in the upward moves of the underlying common stocks, but also provide better protection against a downturn in stock prices.) We eliminated Microsoft Convertible Preferreds, which had appreciated dramatically and have little remaining return potential through maturity.

3 PERCS-Preferred Equity Redemption Cumulative Stock

In the Capital Goods sector, we eliminated our position in General Dynamics and purchased PITNEY BOWES, the innovative leader in the mailing equipment industry, which has provided stable earnings and has increased its dividend every year for the last 16 years.

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF MARCH 31, 1999, AND WHAT WERE THE FUND'S SECTOR WEIGHTINGS?


                                                     PERCENTAGE OF

NAME                                                 NET ASSETS
Sprint Corp.                                          2.31%
GTE Corp.                                             2.18%
Bristol-Myers Squibb Co.                              2.12%
Home Depot, Inc. Conv. Sub. Note, 3.25%, 10/1/2001    2.08%
American Home Products Corp.                          2.02%
Baxter International, Inc.                            1.89%
Merck & Co., Inc.                                     1.89%
Electronic Data Systems Corp.                         1.83%
International Business Machines Corp.                 1.82%
MCI Worldcom, Inc.                                    1.78%
TOTAL                                                19.92%


                                          PERCENTAGE
                         PERCENTAGE OF    OF S&P 500

SECTOR                   NET ASSETS       INDEX
Technology               19.9%            20.6%
Financials               16.2%            16.1%
Consumer Staples         12.6%            13.6%
Health Care              11.6%            12.0%
Communication Services    9.0%             8.5%
Capital Goods             8.8%             7.9%
Consumer Cyclicals        8.2%             9.2%
Energy                    5.4%             5.6%
Utilities                 3.1%             2.6%
Basic Materials           2.9%             3.0%
Transportation            1.0%             0.9%
Cash/

Miscellaneous             1.6%             0.0%

HOW DO YOU SEE THE MARKET FARING THROUGHOUT 1999?

The stock market outlook for the balance of 1999 appears favorable, although volatility will likely persist. Positive signs for the market are numerous. The U.S. economy is strong, particularly in the home building, auto and retail sectors. Inflation has not been a problem - despite tight labor markets - as there are no signs of wage pressures. Consumer confidence is high, as household balance sheets are in excellent shape. J.P. Morgan notes that household debt as a percentage of net worth was 17% in 1998, the lowest level in the 1990s. Further, despite healthy economic statistics, the Federal Reserve Board has not raised short-term interest rates since November of 1998. Finally, the U.S. market is considered the strongest, as economic weakness persists in Europe, the Far East and Latin America. Thus, money is flowing into our domestic market.

Concerns for the market center around historically expensive valuations and the continued deterioration in market breadth (number of companies participating in the rally) even as the stock market averages reach new all-time highs. The persistent inability of companies to raise prices means their earnings growth must come from unit sales increases, or cost savings from restructuring or merger-related layoffs.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

IF YOU HAD MADE AN INITIAL INVESTMENT OF $13,000 IN THE CLASS A SHARES OF FEDERATED EQUITY INCOME FUND, INC. ON 12/30/86, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $62,330 ON 3/31/99. YOU WOULD HAVE EARNED A 13.80% 1 AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/99, the Class A Shares' average annual 1-year, 5-year and 10-year total returns were 4.14%, 18.16% and 13.94%, respectively. Class B Shares' average annual 1-year and since inception (9/27/94) total returns were 3.82% and 19.76%, respectively. Class C Shares' average annual 1-year, 5-year and since inception (5/3/93) total returns were 8.37%, 18.62% and 16.62%, respectively. Class F Shares' average annual 1-year, 5-year and since inception (11/12/93) total returns were 7.83%, 18.97% and 16.53%, respectively. 2

[Graphic]
See Appendix A

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 12 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $37,151.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Equity Income Fund, Inc. on 12/30/86, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $13,000, but your account would have reached a total value of $37,1511 by 3/31/99. You would have earned an average annual total return of 15.62%.

A practical investment plan helps you pursue growth and income through common stocks and convertible securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

[Graphic]
See Appendix B

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile-
Investing for a College Education

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their child. On March 31, 1989, they invested $5,000 in the Class A Shares of Federated Equity Income Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $88,522. This represents a 15.62% average annual total return. For the Rices, a dedicated program of monthly investments really paid off.

[Graphic]
See Appendix C

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Federated Equity Income Fund, Inc.- Class A Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Equity Income Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1989 to March 31, 1999, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Equity Income Fund Index (LEIFI).2


AVERAGE ANNUAL TOTAL RETURN 3 AS OF MARCH 31, 1999
1 Year                             4.14%
5 Years                           18.16%
10 Years                          13.94%
Start of Performance (12/30/86)   13.80%

[Graphic]

See Appendix D

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to October 1, 1994. As of October 1, 1994, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

2 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indices are unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Equity Income Fund, Inc.- Class B Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Equity Income Fund, Inc. (Class B Shares) (the "Fund") from September 27, 1994 (start of performance) to March 31, 1999, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Equity Income Fund Index (LEIFI).2


AVERAGE ANNUAL TOTAL RETURN 3 AS OF MARCH 31, 1999
1 Year                            3.82%
Start of Performance (9/27/94)   19.76%

[Graphic]

See Appendix E

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

2 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indices are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Equity Income Fund, Inc.- Class C Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Equity Income Fund, Inc. (Class C Shares) (the "Fund") from May 3, 1993 (start of performance) to March 31, 1999, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Equity Income Fund Index (LEIFI).2


AVERAGE ANNUAL TOTAL RETURN 3 AS OF MARCH 31, 1999
1 Year                           8.37%
5 Years                         18.62%
Start of Performance (5/3/93)   16.62%

[Graphic]

See Appendix F

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

2 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indices are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Equity Income Fund, Inc.- Class F Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Equity Income Fund, Inc. (Class F Shares) (the "Fund") from November 12, 1993 (start of performance) to March 31, 1999, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Equity Income Fund Index (LEIFI).2


AVERAGE ANNUAL TOTAL RETURN 3 AS OF MARCH 31, 1999
1 Year                             7.83%
5 Years                           18.97%
Start of Performance (11/12/93)   16.53%

[Graphic]

See Appendix G

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than four years from the purchase date.The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

2 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

3 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indices are unmanaged.

Portfolio of Investments

MARCH 31, 1999


SHARES                                                 VALUE

                   COMMON STOCKS-80.2%
                   BASIC MATERIALS-2.9%

       981,000     Barrick Gold Corp.             $    16,738,313
       470,800     Du Pont (E.I.) de Nemours
                   & Co.                               27,335,825
     2,089,100     USEC, Inc.                          28,463,988
                   TOTAL                               72,538,126
                   CAPITAL GOODS-6.2%

       422,000     Emerson Electric Co.                22,339,625
       381,400     General Electric Co.                42,192,375
       813,000     Lockheed Martin Corp.               30,639,938
       491,200     Pitney Bowes, Inc.                  31,314,000
       386,600     Textron, Inc.                       29,913,175
                   TOTAL                              156,399,113
                   COMMUNICATION SERVICES-

                   9.0%

       246,400     AT&T Corp.                          19,665,800
       570,900     Ameritech Corp.                     33,040,838
       908,700     GTE Corp.                           54,976,350
       507,511  1  MCI Worldcom, Inc.                  44,946,443
       593,200     Sprint Corp.                        58,207,750
       339,650  1  Sprint Corp. (PCS Group)            15,050,741
                   TOTAL                              225,887,922
                   CONSUMER CYCLICALS-6.1%

       741,000     Block (H&R), Inc.                   35,104,875
     1,067,700     Cooper Tire & Rubber Co.            19,618,988
       531,000     Ford Motor Co.                      30,134,250
       862,000     New York Times Co., Class
                   A                                   24,567,000
       618,700     Penney (J.C.) Co., Inc.             25,057,350
       347,000     Whirlpool Corp.                     18,868,125
                   TOTAL                              153,350,588
                   CONSUMER STAPLES-9.8%

       160,500     Albertsons, Inc.                     8,717,157
     1,132,000     Disney (Walt) Co.                   35,233,500
     1,120,300     Food Lion, Inc., Class A            10,310,261
       759,900     Food Lion, Inc., Class B             6,839,100
       503,000     General Mills, Inc.                 38,007,938

SHARES                                                  VALUE

                   COMMON STOCKS-continued
                   CONSUMER STAPLES-

                   CONTINUED

       720,350     Heinz (H.J.) Co.              $     34,126,582
       556,100     Kimberly-Clark Corp.                26,658,044
       979,400     PepsiCo, Inc.                       38,380,238
       679,300     Philip Morris Cos., Inc.            23,902,869
       586,200     RJR Nabisco Holdings
                   Corp.                               14,655,000
       463,000     The Pepsi Bottling
                   Group, Inc.                         10,041,313
                   TOTAL                              246,872,002

                   ENERGY-5.4%

       280,000     BP Amoco PLC, ADR                   28,262,500
       326,600     Burlington Resources,
                   Inc.                                13,043,588
       423,800     Exxon Corp.                         29,904,388
       695,500     Halliburton Co.                     26,776,750
       429,800     Mobil Corp.                         37,822,400
                   TOTAL                              135,809,626
                   FINANCIALS-13.1%

       683,500     Allstate Corp.                      25,332,219
       789,070     Bank One Corp.                      43,448,167
       409,962     BankAmerica Corp.                   28,953,567
       381,300     Chase Manhattan Corp.               31,004,457
       185,000     Chubb Corp.                         10,834,063
       659,400     Citigroup, Inc.                     42,119,175
       619,700     First Union Corp.                   33,115,219
       141,400     Lincoln National Corp.              13,980,925
       355,500     Marsh & McLennan Cos.,

                   Inc.                                26,373,657
       416,700     Mellon Bank Corp.                   29,325,263
       347,800     Morgan Stanley, Dean
                   Witter & Co.                        34,758,263
       333,200     Post Properties, Inc.               11,995,200
                   TOTAL                              331,240,175
                   HEALTH CARE-11.6%

       935,400     Abbott Laboratories                 43,788,413
       779,200     American Home Products
                   Corp.                               50,842,800
       723,000     Baxter International,
                   Inc.                                47,718,000
       831,000     Bristol-Myers Squibb Co.            53,443,688
       291,000     Johnson & Johnson                   27,263,063

SHARES                                                   VALUE

                   COMMON STOCKS-continued

                   HEALTH CARE-CONTINUED

       592,890     Merck & Co., Inc.             $     47,542,367
       341,100     Warner-Lambert Co.                  22,576,557
                   TOTAL                              293,174,888
                   TECHNOLOGY-13.5%

       125,900  1  Cisco Systems, Inc.                 13,793,919
       948,300     Electronic Data Systems
                   Corp.                               46,170,357
       242,200     Hewlett-Packard Co.                 16,424,188
       100,700     Intel Corp.                         11,995,888
       258,000     International Business
                   Machines Corp.                      45,730,500
       283,400  1  Lexmark Intl. Group,
                   Class A                             31,669,950
       450,500     Motorola, Inc.                      32,999,125
     1,278,000  1  Storage Technology Corp.            35,624,250
       263,800  1  Sun Microsystems, Inc.              32,958,513
       303,900  1  Tellabs, Inc.                       29,706,225
     1,710,400  1  Western Digital Corp.               13,576,300
       528,200     Xerox Corp.                         28,192,675
                   TOTAL                              338,841,890
                   TRANSPORTATION-1.0%

       657,500     CNF Transportation, Inc.            24,861,719
                   UTILITIES-1.6%

       629,012     Enron Corp.                         40,414,021
                    TOTAL COMMON STOCKS
                   (IDENTIFIED COST

                   $1,614,521,959)                  2,019,390,070
                   CONVERTIBLE PREFERRED

                   STOCKS-10.0%
                   CAPITAL GOODS-2.6%

     1,242,800     Crown Cork & Seal Co.,

                   Inc., Conv. Pfd., $1.89             33,866,300
     1,233,600     Ingersoll-Rand Co.,
                   Cumulative PRIDES,

                   Series 6.75%                        31,148,400
                   TOTAL                               65,014,700
                   CONSUMER STAPLES-2.8%
       348,300     McKesson Corp., Conv.

                   Pfd., $2.50                         31,799,790
        20,200  2  McKesson Corp., Conv.
                   Pfd., $2.50                          1,844,260
       473,200     Ralston Purina Co.,
                   SAILS, $1.08, Series

                   Interstate Bakeries                 21,294,000
       440,000  2  Suiza Foods Corp., Conv.
                   Pfd., $2.75                         15,491,080
                   TOTAL                               70,429,130

SHARES OR

PRINCIPAL

AMOUNT                                                VALUE

                   CONVERTIBLE PREFERRED

                   STOCKS-continued

                   FINANCIALS-3.1%
       973,700     Conseco, Inc.,

                   Cumulative PRIDES,

                   Series F, $3.50                $    38,522,007
       169,500     Jefferson-Pilot Corp.,
                   Conv. Pfd., $5.26                   19,831,500
       705,300     Lincoln National Corp.,
                   Cumulative PRIDES, $1.94            18,690,450
                   TOTAL                               77,043,957
                   UTILITIES-1.5%
       733,200     Texas Utilities Co.,

                   Cumulative PRIDES, $4.63            39,088,725
                   TOTAL CONVERTIBLE
                   PREFERRED STOCKS
                   (IDENTIFIED COST

                   $270,444,350)                      251,576,512
                   CONVERTIBLE CORPORATE

                   BONDS-8.5%
                   CONSUMER CYCLICALS-2.1%

  $ 19,260,000     Home Depot, Inc., Conv.
                   Sub. Note, 3.25%,

                   10/1/2001                           52,276,840

                   TECHNOLOGY-6.4%
     3,455,000     America Online, Inc.,

                   Conv. Bond, 4.00%,

                   11/15/2002                          38,851,130
    30,335,000     Apple Computer, Inc.,
                   Conv. Bond, 6.00%,

                   6/1/2001                            39,148,531
    54,000,000  2  Citrix Systems, Inc.,
                   Conv. Bond, 3/22/2019               18,328,140
     3,675,000     EMC Corp. Mass, Conv.
                   Bond, 3.25%, 3/15/2002              20,818,581
     4,520,000  2  EMC Corp. Mass, Conv.
                   Sub. Note, 3.25%,

                   3/15/2002                           25,605,438
    11,595,000  2  LSI Logic Corp., Conv.
                   Bond, 4.25%, 3/15/2004              13,232,794
    29,000,000  2  Western Digital Corp.,
                   Conv. Sub. Deb.,

                   2/18/2018                            6,395,660
                   TOTAL                              162,380,274

                   TOTAL CONVERTIBLE
                   CORPORATE BONDS
                   (IDENTIFIED COST

                   $133,035,852)                      214,657,114
                   REPURCHASE AGREEMENT-

                   1.6% 3
    41,030,000     ABN AMRO, Inc., 5.05%,

                   dated 3/31/1999, due
                   4/1/1999 (at amortized

                   cost)                               41,030,000

                    TOTAL INVESTMENTS
                   (IDENTIFIED COST

                   $2,059,032,161) 4              $ 2,526,653,696


1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's board of directors. At March 31, 1999, these securities amounted to $80,897,372 which represents 3.2% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $2,060,229,469. The net unrealized appreciation of investments on a federal tax basis amounts to $466,424,227 which is comprised of $551,839,914 appreciation and $85,415,687 depreciation at March 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($2,519,060,923) at March 31, 1999.

The following acronyms are used throughout this portfolio:


ADR    -American Depositary Receipt
PRIDES -Preferred Redeemable Increased Dividend
Equity Securities
SAILS  -Stock Appreciation Income Linked Security


See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MARCH 31, 1999


ASSETS:
Total investments in
securities, at value
(identified cost
$2,059,032,161 and
tax cost $2,060,229,469)                        $ 2,526,653,696
Income receivable                                     4,752,100
Receivable for
investments sold                                     27,266,960
Receivable for shares                                 5,809,865
TOTAL ASSETS                                      2,564,482,621
LIABILITIES:

Payable for investments
purchased                      $ 35,473,532
Payable for shares
redeemed                          7,617,258
Income distribution
payable                             468,780
Payable to Bank                      25,938
Payable for taxes
withheld                             18,676
Accrued expenses                  1,817,514
TOTAL LIABILITIES                                    45,421,698

Net assets for
129,231,920 shares

outstanding                                     $ 2,519,060,923
NET ASSETS CONSIST OF:
Paid in capital                                 $ 2,054,940,221
Net unrealized
appreciation of
investments                                         467,621,535
Accumulated net realized
loss on investments                                  (4,225,363)
Undistributed net
investment income                                       724,530
TOTAL NET ASSETS                                $ 2,519,060,923
NET ASSET VALUE,
OFFERING PRICE AND
REDEMPTION PROCEEDS PER

SHARE
CLASS A SHARES:

Net Asset Value Per Share

($932,543,852 /

47,850,508 shares

outstanding)                                             $19.49
Offering Price Per Share
(100/94.50 of $19.49) 1                                  $20.62
Redemption Proceeds Per
Share                                                    $19.49
CLASS B SHARES:

Net Asset Value Per Share

($1,262,257,662 /

64,751,598 shares

outstanding)                                             $19.49
Offering Price Per Share                                 $19.49
Redemption Proceeds Per
Share (94.50/100 of
$19.49) 1                                                $18.42
CLASS C SHARES:

Net Asset Value Per Share

($196,583,331 /

10,082,248 shares

outstanding)                                             $19.50
Offering Price Per Share                                 $19.50
Redemption Proceeds Per
Share (99.00/100 of
$19.50) 1                                                $19.31
CLASS F SHARES:

Net Asset Value Per Share

($127,676,078 /

6,547,566 shares

outstanding)                                             $19.50
Offering Price Per Share
(100/99.00 of $19.50) 1                                  $19.70
Redemption Proceeds Per
Share (99.00/100 of
$19.50) 1                                                $19.31

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED MARCH 31, 1999


INVESTMENT INCOME:
Dividends (net of
foreign taxes withheld
of $99,241)                                    $  56,931,245
Interest                                           6,720,439
TOTAL INCOME                                      63,651,684
EXPENSES:

Investment advisory fee       $ 13,782,647
Administrative personnel
and services fee                 1,732,019
Custodian fees                     138,743
Transfer and dividend
disbursing agent fees
and expenses                     3,163,129
Directors'/Trustees'

fees                                27,244
Auditing fees                       17,877
Legal fees                          11,475
Portfolio accounting
fees                               244,548
Distribution services
fee-Class B Shares               8,453,807
Distribution services
fee-Class C Shares               1,369,380
Distribution services
fee-Class F Shares                 308,337
Shareholder services
fee-Class A Shares               2,160,036
Shareholder services
fee-Class B Shares               2,817,935
Shareholder services
fee-Class C Shares                 456,460
Shareholder services
fee-Class F Shares                 308,338
Share registration costs            66,538
Printing and postage               374,061
Insurance premiums                   6,907
Taxes                              155,484
Miscellaneous                        6,255
TOTAL EXPENSES                  35,601,220
Net investment income                             28,050,464

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on

investments                                      108,542,891
Net change in unrealized
appreciation of
investments                                       87,508,735
Net realized and
unrealized gain on
investments                                      196,051,626
Change in net assets
resulting from
operations                                     $ 224,102,090


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


YEAR ENDED MARCH 31              1999                  1998
INCREASE (DECREASE) IN
NET ASSETS

OPERATIONS:

Net investment income          $    28,050,464       $    28,927,322
Net realized gain on

investments
($111,806,575 and
$74,636,492,
respectively, as

computed for federal tax

purposes)                          108,542,891            74,063,229
Net change in unrealized
appreciation on
investments                         87,508,735           298,409,164
CHANGE IN NET ASSETS
RESULTING FROM

OPERATIONS                         224,102,090           401,399,715
NET EQUALIZATION CREDITS                     -               139,007
DISTRIBUTIONS TO

SHAREHOLDERS:

Distributions from net
investment income

Class A Shares                     (14,024,460)          (13,769,552)
Class B Shares                     (10,000,327)          (10,269,214)
Class C Shares                      (1,601,048)           (1,956,444)
Class F Shares                      (1,687,126)           (2,122,295)
Distributions from net
realized gains
Class A Shares                     (55,192,484)          (29,798,530)
Class B Shares                     (71,665,319)          (33,144,518)
Class C Shares                     (11,574,448)           (6,381,098)
Class F Shares                      (7,744,637)           (5,258,251)
CHANGE IN NET ASSETS
RESULTING FROM

DISTRIBUTIONS

TO SHAREHOLDERS                   (173,489,849)         (102,699,902)
SHARE TRANSACTIONS
(EXCLUSIVE OF AMOUNTS
ALLOCATED TO
NET INVESTMENT INCOME):
Proceeds from sale of

shares                             787,808,257           981,235,447
Net asset value of shares
issued to shareholders
in payment of
distributions declared             150,407,994            86,200,577
Cost of shares redeemed           (593,698,284)         (282,342,329)
CHANGE IN NET ASSETS
RESULTING FROM SHARE

TRANSACTIONS                       344,517,967           785,093,695
Change in net assets               395,130,208         1,083,932,515
NET ASSETS:

Beginning of period              2,123,930,715         1,039,998,200
End of period (including
undistributed net
investment income of
$724,530 for March 31,

1999)                          $ 2,519,060,923       $ 2,123,930,715


See Notes which are an integral part of the Financial Statements

Financial Highlights - Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



YEAR ENDED MARCH 31             1999         1998         1997         1996         1995
NET ASSET VALUE,

BEGINNING OF PERIOD            $19.14       $15.59       $14.26       $11.50       $11.06
INCOME FROM INVESTMENT
OPERATIONS:

Net investment income            0.31         0.41         0.42         0.46         0.49
Net realized and
unrealized gain on
investments                      1.54         4.41         2.16         2.96         0.40
TOTAL FROM INVESTMENT

OPERATIONS                       1.85         4.82         2.58         3.42         0.89
LESS DISTRIBUTIONS:
Distributions from net
investment income               (0.30)       (0.40)       (0.41)       (0.41)       (0.45)
Distributions from net
realized gain
on investments                  (1.20)       (0.87)       (0.84)       (0.25)           -
TOTAL DISTRIBUTIONS             (1.50)       (1.27)       (1.25)       (0.66)       (0.45)
NET ASSET VALUE, END OF

PERIOD                         $19.49       $19.14       $15.59       $14.26       $11.50
TOTAL RETURN 1                  10.18%       31.80%       18.82%       30.37%        8.31%

RATIOS TO AVERAGE NET

ASSETS:

Expenses                         1.11%        1.09%        1.08%        1.03%        1.00%
Net investment income            1.66%        2.25%        2.68%        3.19%        4.01%
Expense
waiver/reimbursement 2              -            -         0.04%        0.20%        0.36%
SUPPLEMENTAL DATA:
Net assets, end of period

(000 omitted)                $932,544     $809,103     $431,281     $220,268     $108,683
Portfolio turnover                 69%          69%          75%          96%          91%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



YEAR ENDED MARCH 31              1999           1998           1997         1996        1995   1
NET ASSET VALUE,

BEGINNING OF PERIOD              $19.15         $15.59       $14.26      $11.50     $11.24
INCOME FROM INVESTMENT
OPERATIONS:

Net investment income              0.17           0.27         0.34        0.32 2     0.19
Net realized and
unrealized gain
on investments                     1.54           4.42         2.13        3.01       0.26
TOTAL FROM INVESTMENT

OPERATIONS                         1.71           4.69         2.47        3.33       0.45
LESS DISTRIBUTIONS:
Distributions from net
investment income                 (0.17)         (0.26)       (0.30)      (0.32)     (0.19)
Distributions from net
realized gain
on investments                    (1.20)         (0.87)       (0.84)      (0.25)         -
TOTAL DISTRIBUTIONS               (1.37)         (1.13)       (1.14)      (0.57)     (0.19)
NET ASSET VALUE, END OF

PERIOD                           $19.49         $19.15       $15.59      $14.26     $11.50
TOTAL RETURN 3                     9.32%         30.90%       17.92%      29.40%      4.14%

RATIOS TO AVERAGE NET

ASSETS:

Expenses                           1.86%          1.84%        1.87%       1.83%      1.80%  4
Net investment income              0.91%          1.50%        1.85%       2.31%      3.42%  4
Expense
waiver/reimbursement 5                -              -            -        0.16%      0.47%  4
SUPPLEMENTAL DATA:
Net assets, end of period

(000 omitted)                $1,262,258     $1,015,339     $418,675     $71,019     $6,072
Portfolio turnover                   69%            69%          75%         96%        91%


1 Reflects operations for the period from September 27, 1994 (date of initial public offering) to March 31, 1995.

2 Calculated using average outstanding shares.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



YEAR ENDED MARCH 31             1999         1998         1997         1996        1995
NET ASSET VALUE,

BEGINNING OF PERIOD            $19.15       $15.59       $14.26      $11.50      $11.06
INCOME FROM INVESTMENT
OPERATIONS:

Net investment income            0.17         0.27         0.30        0.32        0.37
Net realized and
unrealized gain on
investments                      1.54         4.42         2.16        3.00        0.44
TOTAL FROM INVESTMENT

OPERATIONS                       1.71         4.69         2.46        3.32        0.81
LESS DISTRIBUTIONS:
Distributions from net
investment income               (0.16)       (0.26)       (0.29)      (0.31)      (0.37)
Distributions from net
realized gain on
investments                     (1.20)       (0.87)       (0.84)      (0.25)          -
TOTAL DISTRIBUTIONS             (1.36)       (1.13)       (1.13)      (0.56)      (0.37)
NET ASSET VALUE, END OF

PERIOD                         $19.50       $19.15       $15.59      $14.26      $11.50
TOTAL RETURN 1                   9.37%       30.90%       17.90%      29.39%       7.52%

RATIOS TO AVERAGE NET

ASSETS:

Expenses                         1.86%        1.84%        1.87%       1.80%       1.76%
Net investment income            0.91%        1.50%        1.89%       2.43%       3.25%
Expense
waiver/reimbursement 2              -            -            -        0.18%       0.36%
SUPPLEMENTAL DATA:
Net assets, end of period

(000 omitted)                $196,583     $173,900     $101,588     $48,161     $30,189
Portfolio turnover                 69%          69%          75%         96%         91%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class F Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



YEAR ENDED MARCH 31          1999         1998         1997        1996        1995

NET ASSET VALUE,

BEGINNING OF PERIOD            $19.15       $15.59      $14.26      $11.51      $11.06
INCOME FROM INVESTMENT
OPERATIONS:

Net investment income            0.27         0.36        0.38        0.39        0.42
Net realized and
unrealized gain on
investments                      1.54         4.42        2.16        2.99        0.46
TOTAL FROM INVESTMENT

OPERATIONS                       1.81         4.78        2.54        3.38        0.88
LESS DISTRIBUTIONS:
Distributions from net
investment income               (0.26)       (0.35)      (0.37)      (0.38)      (0.43)
Distributions from net
realized gain on
investments                     (1.20)       (0.87)      (0.84)      (0.25)          -
TOTAL DISTRIBUTIONS             (1.46)       (1.22)      (1.21)      (0.63)      (0.43)
NET ASSET VALUE, END OF

PERIOD                         $19.50       $19.15      $15.59      $14.26      $11.51
TOTAL RETURN 1                   9.90%       31.54%      18.50%      30.06%       8.05%

RATIOS TO AVERAGE NET

ASSETS:

Expenses                         1.36%        1.34%       1.36%       1.30%       1.24%
Net investment income            1.41%        2.00%       2.41%       2.95%       3.79%
Expense
waiver/reimbursement 2              -            -        0.01%       0.18%       0.36%
SUPPLEMENTAL DATA:
Net assets, end of period

(000 omitted)                $127,676     $125,588     $88,454     $51,707     $34,886
Portfolio turnover                 69%          69%         75%         96%         91%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MARCH 31, 1999

ORGANIZATION

Federated Equity Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares:
Class A Shares, Class B Shares, Class C Shares and Class F Shares. The investment objective of the Fund is to provide above average income and capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities and listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.


               INCREASE (DECREASE)

                  ACCUMULATED

                  NET REALIZED    UNDISTRIBUTED NET
PAID-IN CAPITAL   GAIN (LOSS)     INVESTMENT INCOME

            $15          $3,251             $(3,266)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Additionally, net capital losses of $3,028,055 and $393 attributable to security and currency transactions, respectively, incurred after October 31, 1998, are treated as arising on April 1, 1999, the first day of the Fund's next taxable year.

EQUALIZATION

Effective April 1, 1998, the Fund discontinued its use of equalization. Equalization is an accounting practice whereby a portion of the proceeds of sales and costs of redemptions of Fund shares is credited or charged to undistributed net investment income on a per share basis, as determined on the date of the transaction. This change in accounting policy does not effect the Fund's net assets, net asset value per share, or net investment income.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FUTURES CONTRACTS

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the year ended March 31, 1999, the Fund had realized gains on future contracts of $455,817. As of March 31, 1999, the Fund had no outstanding futures contracts.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At March 31, 1999, par value shares ($0.01 per share) authorized were as follows:


                 NUMBER OF
                 PAR VALUE
                 CAPITAL STOCK

CLASS NAME       AUTHORIZED
Class A Shares      500,000,000
Class B Shares      500,000,000
Class C Shares       500,000,000
Class F Shares      500,000,000
TOTAL            2,000,000,000


Transactions in capital stock were as follows:



YEAR ENDED MARCH 31                       1999                               1998
CLASS A SHARES:                SHARES          AMOUNT              SHARES         AMOUNT
Shares sold                 21,767,155       $  406,101,071     21,665,520       $  384,363,042
Shares issued to
shareholders in payment
of distributions
declared                     2,936,873           54,973,689      1,835,156           32,252,065
Shares redeemed            (19,130,595)        (357,132,484)    (8,880,080)        (158,399,975)
NET CHANGE RESULTING
FROM CLASS A SHARE

TRANSACTIONS                 5,573,433       $  103,942,276     14,620,596       $  258,215,132


YEAR ENDED MARCH 31                       1999                                1998
CLASS B SHARES:               SHARES             AMOUNT           SHARES           AMOUNT
Shares sold                 17,509,578       $  328,972,142     28,472,174       $  506,949,254
Shares issued to
shareholders in payment
of distributions
declared                     4,012,970           75,159,253      2,276,373           39,954,264
Shares redeemed             (9,797,991)        (182,568,198)    (4,569,309)         (81,531,106)
NET CHANGE RESULTING
FROM CLASS B SHARE

TRANSACTIONS                11,724,557       $  221,563,197     26,179,238       $  465,372,412


YEAR ENDED MARCH 31                       1999                                 1998
CLASS C SHARES:                  SHARES            AMOUNT          SHARES            AMOUNT
Shares sold                  2,286,433       $   42,946,716      3,775,445       $   67,504,456
Shares issued to
shareholders in payment
of distributions
declared                       631,896           11,835,287        421,985            7,403,711
Shares redeemed             (1,918,480)         (35,676,015)    (1,629,464)         (29,184,516)
NET CHANGE RESULTING
FROM CLASS C SHARE

TRANSACTIONS                   999,849       $   19,105,988      2,567,966       $   45,723,651


YEAR ENDED MARCH 31                       1999                                1998
CLASS F SHARES:                SHARES             AMOUNT           SHARES            AMOUNT
Shares sold                    518,698       $    9,788,328      1,262,627       $   22,418,695
Shares issued to
shareholders in payment
of distributions
declared                       450,360            8,439,765        375,370            6,590,537
Shares redeemed               (980,051)         (18,321,587)      (751,681)         (13,226,732)
NET CHANGE RESULTING
FROM CLASS F SHARE

TRANSACTIONS                   (10,993)      $      (93,494)       886,316       $   15,782,500
NET CHANGE RESULTING

FROM SHARE TRANSACTIONS     18,286,846       $  344,517,967     44,254,116       $  785,093,695

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company (formerly, Federated Advisers), the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.


                 PERCENTAGE OF
                 AVERAGE DAILY

SHARE CLASS      NET ASSETS OF CLASS

Class A Shares 0.50% Class B Shares 0.75% Class C Shares 0.75% Class F Shares
0.25%

For the year ended March 31, 1999, Class A Shares did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 1999, were as follows:


Purchases     $ 1,749,179,644
Sales         $ 1,549,214,160


YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Report of Ernst & Young LLP, Independent Auditors

TO THE DIRECTORS AND SHAREHOLDERS
OF FEDERATED EQUITY INCOME FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Equity Income Fund, Inc., as of March 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Equity Income Fund, Inc. at March 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

[Graphic]
Ernst & Young LLP

Boston, Massachusetts
May 20, 1999

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY
JOHN T. CONROY, JR.
NICHOLAS P. CONSTANTAKIS
WILLIAM J. COPELAND
JOHN F. CUNNINGHAM
J. CHRISTOPHER DONAHUE
LAWRENCE D. ELLIS, M.D.
PETER E. MADDEN

CHARLES F. MANSFIELD, JR.
JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS
JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

MATTHEW S. HARDIN

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectuses which contain facts concerning its objective and policies, management fees, expenses, and other information.

 ANNUAL REPORT AS OF MARCH 31, 1999

 [Graphic]
 Federated

 World-Class Investment Manager

Federated Equity Income Fund, Inc.

Established 1986

13TH ANNUAL REPORT

 [Graphic]
 Federated

 Federated Equity Income Fund, Inc.
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407
8042506 (5/99)

 [Graphic]

APPENDIX

A. The graphic representation here displayed entitled "Initial Investment," consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated Equity Income Fund, Inc. (the "Fund"). The darker-shaded portion reflects the Principal Value of a $13,000/1,220 Shares investment in the Fund. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment of $13,000 in the Fund on 12/30/86, would have a reinvested total worth of $62,330/3,198 on 3/31/99. The "x" axis reflects computation periods from 12/30/86 to 3/31/99. The right margin of the chart reflects the ending values of a hypothetical investment of $13,000 in the Fund measured in increments of $10,000 ranging from $0 to $70,000.

B. The graphic representation here displayed, entitled "One Step at a Time," consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated Equity Income Fund, Inc. (the "Fund"). The darker-shaded portion reflects the Principal Value of Annual $1,000 investments in the Fund (totaling $13,000 by 3/31/99). The color-coded mountain chart is a visual representation of the narrative text above it, which shows that $1,000 annual investments in the Class A Shares of the Fund beginning on 12/30/86 would have a reinvested total value of $37,151/1,906 shares on 3/31/99. The "x" axis reflects computation periods from 12/30/86 to 3/31/99. The right margin of the chart reflects the ending values of a hypothetical annual investment of $1,000 in the Fund measured in increments of $5,000 ranging from $0 to $40,000.

C. The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated Equity Income Fund, Inc. (the "Fund") the darker-shaded portion represents the Principal Value of original and subsequent investments. The color-coded mountain is a visual representation of the narrative text above it, which shows that an original $5,000/436 Shares investment in the Fund and additional investments of $250 every month for 10 years totaling $35,000 by 3/31/99 would have grown to a reinvested total value of $88,522/4,542 Shares on 3/31/99. The "x" axis reflects computation periods from 3/31/89 to 3/31/99. The right margin of the chart reflects the ending values of a hypothetical original investment of $5,000 and subsequent monthly investments of $250 in the Fund measured in increments of $20,000 ranging from $0 to $100,000.

D. The graphic representation here displayed consists of a legend in the upper left indicating the components of the corresponding line graph. Federated Equity Income Fund, Inc. (Class A Shares) (the "Fund") is represented by a solid black line. Standard & Poor's 500 Index (S&P 500) is represented by a dotted line. Lipper Equity Income Fund Index (LEIFI) is represented by a broken line. The line graph is a visual representation of a comparison of a change in value of a hypothetical $10,000 investment in the Fund, the S&P 500, and the LEIFI. The "x" axis reflects computation periods from 3/31/89 to 3/31/99. The "y" axis reflects the cost of investment in $10,000 increments ranging from $0 to $60,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the LEIFI; the ending values are $37,259, $56,707, and $37,879, respectively. Above the legend are the Average Annual Total Returns for the one-year, five-year, ten-year, and Start of Performance (12/30/86) for the period ended March 31, 1999; the Average Annual Total Returns are 4.14%, 18.16%, 13.94%, and 13.80%, respectively.

E. The graphic representation here displayed consists of a boxed legend in the upper left indicating the components of the corresponding line graph. Federated Equity Income Fund, Inc. (Class B Shares) (the "Fund") is represented by a solid black line. Standard & Poor's 500 Index (S&P 500) is represented by a dotted line. Lipper Equity Income Fund Index (LEIFI) is represented by a broken line. The line graph is a visual representation of a comparison of a change in value of a hypothetical $10,000 investment in the Fund, the S&P 500, and the LEIFI. The "x" axis reflects computation periods from 9/27/94 to 3/31/99. The "y" axis reflects the cost of investment in $10,000 increments ranging from $10,000to $35,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the LEIFI; the ending values were $22,540, $32,071 and $22,399, respectively. Above the legend are Average Annual Total Returns for the one-year and Start of Performance (9/27/94) for the period ended March 31, 1998; the Average Annual Total Returns are 3.82% and 19.76%, respectively.

F. The graphic representation here displayed consists of a boxed legend in the upper left indicating the components of the corresponding line graph. Federated Equity Income Fund, Inc. (Class C Shares) (the "Fund") is represented by a solid black line. Standard & Poor's 500 Index (S&P 500) is represented by a dotted line. Lipper Equity Income Fund Index (LEIFI) is represented by a broken line. The line graph is a visual representation of a comparison of a change in value of a hypothetical $10,000 investment in the Fund, the S&P 500, and the LEIFI. The "x" axis reflects computation periods from 5/3/93 to 3/31/99. The "y" axis reflects the cost of investment in $10,000 increments ranging from $10,000 to $35,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the LEIFI; the ending values are $24,811, $32,529, and $23,241, respectively. Above the legend are

Average Annual Total Returns for the one-year, five-year and Start of Performance (5/3/93)for the period ended March 31, 1998; the Average Annual Total Returns are 8.37%, 18.62%,and 16.62%, respectively.

G. The graphic representation here displayed consists of a boxed legend in the upper left indicating the components of the corresponding line graph. Federated Equity Income Fund, Inc. (Class F Shares) (the "Fund") is represented by a solid black line. Standard & Poor's 500 Index (S&P 500) is represented by a dotted line. Lipper Equity Income Fund Index (LEIFI) is represented by a broken line. The line graph is a visual representation of a comparison of a change in value of a hypothetical $10,000 investment in the Fund, the S&P 500, and the LEIFI. The "x" axis reflects computation periods from 11/12/93 to 3/31/99. The "y" axis reflects the cost of investment in $5,000 increments ranging from $5,000 to $35,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the LEIFI; the ending values are $22,777, $32,529, and $23,241, respectively. Below the legend are Average Annual Total Returns for the one-year, five-year and Start of Performance (11/12/93) for the period ended March 31, 1998; the Average Annual Total Returns are 7.83% and 18.97%, and 16.53%respectively.